SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                     Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) January 16, 2002

                  LOEWS CINEPLEX ENTERTAINMENT CORPORATION
            Exact name of registrant as specified in its charter



DELAWARE                 File No. 1-14099                13-3386485
(State or other        (Commission File Number)          (IRS Employer
jurisdiction of                                          Identification Number)
incorporation)

711 Fifth Avenue, 11th Floor, New York, New York        10022
(Address of principal executive offices)                (zip code)

Registrant's telephone number, including area code:    (212) 833-6200

                               Not Applicable
       (former name or former address, if changed since last report)

Item 5.  Other Events.

On January 16, 2002, the United States Bankruptcy Court for the Southern District of New York entered an order approving the adequacy of the Disclosure Statement for the Amended Chapter 11 Plan of Loews Cineplex Entertainment Corporation (the "Company") and its wholly owned U.S. subsidiaries and scheduling a hearing on confirmation of the plan for February 28, 2002. A copy of the Disclosure Statement and the Amended Chapter 11 Plan is attached hereto as Exhibit 2.5.1 and incorporated herein by reference.


     Item 6. Financial Statements, Pro Forma Financial Information and
     Exhibits.

     (a) Financial Statements of Businesses Acquired: Not applicable.

     (b) Pro Forma Financial Information: Not applicable

     (c) Exhibits

         Exhibit Number                       Description

         2.5.1                                Disclosure Statement and Amended
                                              Chapter 11 Plan

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               LOEWS CINEPLEX ENTERTAINMENT
                                                  CORPORATION



Dated:  January 25, 2002                   By:   /s/ John C. McBride, Jr.
                                                -----------------------------
                                                  John C. McBride, Jr.
                                                  Senior Vice President and
                                                  General Counsel

                  LOEWS CINEPLEX ENTERTAINMENT CORPORATION

                                  FORM 8-K

                               CURRENT REPORT

                               EXHIBIT INDEX


Exhibit No.                              Description
2.5.1                            Disclosure Statement and Amended
                                 Chapter 11 Plan